                             THE COMPANY DOCTOR
                        5215 NORTH O'CONNOR BOULEVARD
                             IRVING, TEXAS 75039


                               PROXY STATEMENT


                       RELATING TO THE ANNUAL MEETING
                OF SHAREHOLDERS TO BE HELD JANUARY 30, 1997




                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [    ]

 [   ]  Preliminary Proxy Statement
 [   ]  Confidential, for use of the Commission only (as permitted by Rule
        14a-6(e)(2)).
 [ X ]  Definitive Proxy Statement
 [   ]  Definitive Additional Materials
 [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              THE COMPANY DOCTOR
                              ------------------
               (Name of Registrant as Specified in Its Charter)


    ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 [ X ]  No fee required

 [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

           1) Title of each class securities to which transaction applies:

           --------------------------------------------------------------------

           2) Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           --------------------------------------------------------------------

           4) Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------

           5) Total fee paid:

           --------------------------------------------------------------------

 [   ]  Fee paid previously with preliminary materials.

 [   ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           --------------------------------------------------------------------

           2) Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------

           3) Filing Party:

           --------------------------------------------------------------------

           4) Date Filed:

           --------------------------------------------------------------------

                                      THE
                                    COMPANY
                                     DOCTOR



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 30, 1997


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Company Doctor will be held at the Company's principal offices, 5215 North O'Connor Boulevard, Irving, Texas on Thursday, January 30, 1997, at 10:00 a.m., Central Standard Time, and thereafter as it may from time to time be adjourned, for the following purposes:

      1. To elect seven directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

      2. To approve amendments to, and restatement of, the Company's 1995 Omnibus Stock Option Plan to (i) permit the issuance of an additional 600,000 shares of Common Stock pursuant to the Plan, and
            (ii) to simplify administration of the Plan in accordance with revisions to Section 16 of the Securities Exchange Act of 1934;

      3. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors; and

      4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on December 3, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof.


                                             By Order of the Board of Directors,



December 9, 1996                             /s/ DONALD F. ANGLE
                                             -----------------------------------
                                             Donald F. Angle, M.D.
                                             Chairman of the Board



                                   IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                               THE COMPANY DOCTOR
                         5215 NORTH O'CONNOR BOULEVARD
                              IRVING, TEXAS  75039



                                PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                  OF SHAREHOLDERS TO BE HELD JANUARY 30, 1997



GENERAL

      The enclosed proxy is solicited by the Board of Directors of The Company Doctor (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders to be held at the Company's principal offices, 5215 North O'Connor Boulevard, Irving, Texas at 10:00 a.m., Central Standard Time, on Thursday, January 30, 1997, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about December 9, 1996. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

      The record date with respect to this solicitation is December 3, 1996. All holders of record of Common Stock of The Company Doctor as of the close of business on that date are entitled to vote at the meeting. As of October 28, 1996, the Company had 4,972,693 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved by the affirmative vote of the majority of shares present in person or by proxy at the meeting and entitled to vote. Directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote in the election. Abstentions and broker non-votes are not counted in the calculation of the vote. A proxy may be revoked by the shareholder at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph.

      As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by the Company. Such documents are available for examination only by the inspectors of election, none of whom is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                           I.  ELECTION OF DIRECTORS

      The seven nominees for election as directors are identified below. All nominees are now members of the Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy.

      The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

                                                   CAPACITIES IN              DIRECTOR
            NAME                  AGE              WHICH SERVED                SINCE
----------------------------      ---       ----------------------------      ---------
Donald F. Angle, M.D.             41      Chairman of the Board, President,    1992
                                          Secretary and Treasurer

Carl S. Luikart, M.D.(1)(2)       41      Director                             1992

Thomas J. Edwards(1)(2)           48      Director                             1992

John P. Kennedy(2)                45      Director                             1992

Dale W. Willetts(1)               45      Director                             1995

W. Howard Haun                    64      Director                             1996

Stephen W. Cavanaugh              45      Director                             1996

----------------------------


(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee.

         Donald F. Angle, M.D. has been the Chairman of the Board, President, Secretary and Treasurer of the Company since its inception. He serves as President of Andicare, Inc., which he founded in 1987, and President of EOPS, which he co-founded in 1990, both wholly-owned subsidiaries of the Company. In 1994, Dr. Angle founded Donald F. Angle, M.D. P.A., now renamed as The Physician Group, P.A. (the "Physician Group"), with which the Company contracts for physicians services and is its sole stockholder. He also served as Medical Director for the Emergency Department of Highland Hospital in Shreveport, Louisiana from 1989 to 1992. Dr. Angle was the Medical Director for Operations at Louisiana Downs in Bossier City, Louisiana from 1982 to 1992 and was the Medical Director in the Emergency Department of Riverside Community Hospital in Bossier City from 1982 to 1991. Dr. Angle has been certified as an Emergency Medicine Physician by the American Board of Emergency Medicine. He is licensed to practice medicine in Louisiana, Texas and Arkansas. Dr. Angle received his M.D. degree from the Louisiana State University School of Medicine in 1980.

          Carl S. Luikart, M.D. currently serves as Chief of the Section of Cardiovascular Disease at Our Lady of the Lake Regional Medical Center in Baton Rouge, Louisiana. He is also Chief of the Cardiology Section at the Earl K. Long Memorial Hospital in Baton Rouge. Dr. Luikart is a member of the Board of Directors of Louisiana Blue Cross and Blue Shield. He has engaged in the practice of cardiology medicine since 1985. Dr. Luikart received his M.D. degree from the Louisiana State University School of Medicine in 1980.

         Thomas J. Edwards is the President of A. J. Weller Corporation, Keithville, Louisiana, a company specializing in the repair and maintenance of industrial plants in the United States and Mexico, and has held that position since 1982. Mr. Edwards received a Master of Arts degree from Kent State in 1975 and completed the Owners President Program at the Harvard School of Business in 1995.

         John P. Kennedy is the President of Corporate International Services, Venice, California, an investment advisory firm that he founded in 1986 to provide private investment banking services to companies in the United States and Canada. Mr. Kennedy received a Bachelor of Arts degree from California State University in 1974.

         Dale W. Willetts has been president of Magnum Industries, Huntington Beach, California, a lease financing company and broker of capital equipment leases to various financial sources, since 1987. In 1992, Mr. Willetts became a registered investment advisor. In this capacity, Mr. Willetts advises public and private companies with respect to finance, business and marketing strategies. From 1981 to 1984, Mr. Willetts was director of sales and marketing for the Thomas Group, Garden Grove, California.

         W. Howard Haun is currently the President of Risk Management Assurance Corporation ("RMAC"), the Company's newly acquired insurance subsidiary. He served as a consultant to Employers General Insurance Group and its predecessor, Employers Insurance of Texas from 1993 until assuming his current position with RMAC. From 1953 through 1993, Mr. Haun was employed in various capacities by Employers Insurance of Texas. Employers Insurance of Texas was placed in conservatorship in 1992 and thereafter into receivership in 1994.
Mr. Haun is a certified life underwriter, a certified property and casualty underwriter, a past president of the Dallas chapter of the Society of Property and Casualty Underwriters, a past president of the Underwriters' Executive Counsel and former chairman of the Texas Automobile Assigned Risk Plan.

         Stephen W. Cavanaugh is the president and chief executive officer of Louisiana Workers' Compensation Corporation, a private domestic mutual insurer, and has served in that capacity since December 1991. From January 1988 to December 1991, he was the Assistant Secretary of the Louisiana Department of Employment and Training, Director of the Office of Workers' Compensation, a position to which he was appointed by the Governor of Louisiana. Mr. Cavanaugh received a Bachelor of Arts degree from Northwestern State University in Natchitoches, Louisiana and his Juris Doctor degree from the Louisiana State University School of Law in Baton Rouge, Louisiana.

COMMON STOCK OWNERSHIP

         The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 30, 1996 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

                                                                                   SHAREHOLDINGS ON
                                                                                   OCTOBER 30,  1996
                                                                             -------------------------------
                                                                              NUMBER OF          PERCENT OF
     NAME AND ADDRESS (1)                                                     SHARES (2)           CLASS
-------------------------------                                              -----------       -------------
Donald F. Angle, M.D. (3)(4)  . . . . . . . . . . . . . . . . . . . . .       1,330,994             26.4%
Carl S. Luikart, M.D. (3)(5)  . . . . . . . . . . . . . . . . . . . . .          98,919              2.0%
Thomas J. Edwards (5) . . . . . . . . . . . . . . . . . . . . . . . . .          14,135               --
Jack P. Kennedy (3)(5)  . . . . . . . . . . . . . . . . . . . . . . . .         142,779              2.9%
Dale W. Willetts (3)(5) . . . . . . . . . . . . . . . . . . . . . . . .         137,390              2.8%
W. Howard Haun (6)  . . . . . . . . . . . . . . . . . . . . . . . . . .           7,638               --
Stephen W. Cavanaugh (7)  . . . . . . . . . . . . . . . . . . . . . . .           5,555               --
All directors and executive officers as a group
  (eight persons) (3)(8)  . . . . . . . . . . . . . . . . . . . . . . .       1,762,685             34.3%

-----------------


(1) The address for Messrs. Angle and Haun is Suite 1800, 5215 North O'Connor Boulevard, Irving, Texas 75039; the address for Dr. Luikart is 5228 Dijon, Baton Rouge, Louisiana 70808; the address for Mr. Edwards is 9901 Dragstrip Road, Keithville, Louisiana, 71047; the address for Mr. Kennedy is 878 Commonwealth Avenue, Venice, California 90291; the address for Mr. Willetts is 19581 Pompano Lane, #103, Huntington Beach, California 92648; and the address for Mr. Cavanaugh is 3252 Emily Drive, Brusly, Louisiana 70764.

(2) Ownership includes both outstanding Common Stock and shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date hereof.

(3) Shares beneficially owned include a prorata share of an aggregate of 150,000 shares of Common Stock held in escrow and subject to release to the Company's stockholders upon the Company reaching certain performance objectives as of December 31, 1996.

(4) Includes 71,110 shares of Common Stock under options which are currently exercisable or will become exercisable within 60 days.

(5) Includes 14,135 shares of Common Stock under options which are currently exercisable or will become exercisable within 60 days.

(6) Includes 7,638 shares of Common Stock under options which are currently exercisable or will become exercisable within 60 days.

(7) Includes 5,555 shares of Common Stock under options which are currently exercisable or will become exercisable within 60 days.

(8) Includes 166,120 shares of Common Stock under options which are currently exercisable or will become exercisable within 60 days.

EXECUTIVE COMPENSATION

    Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three fiscal years ended June 30, 1996, 1995 and 1994 of Donald F. Angle, M.D., Chairman of the Board and President of the Company (the "Named Officer"). No other officer of the Company received total annual salary and bonus in excess of $100,000 during the year ended June 30, 1996.

                                                                           LONG TERM
                                                                           COMPENSATION
                                                  ANNUAL COMPENSATION         AWARDS
                                   FISCAL         -------------------  ------------------       ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR       SALARY(1)     BONUS     OPTIONS(SHARES)(2)      COMPENSATION
---------------------------        ------      ---------     -----     ------------------      ------------
Donald F. Angle, M.D.,              1996       $143,692        --             107,500            $11,500
 Chairman of the Board and          1995        160,196        --               ---                 -0-
 President                          1994        186,912        --               ---                -0-

-------------------

(1) Includes all compensation received as a physician through The Physician Group and as President of the Company. In fiscal years 1996 and 1995, compensation received by Dr. Angle for his services as a contract physician through The Physician Group totalled $27,730 and $7,666, respectively. Dr. Angle received no compensation for services as a contract physician in 1994. See "Certain Transactions."

(2)  Options were granted under the 1995 Omnibus Stock Option Plan.

(3)  Consists of automobile lease payments and related expenses.

     Option Grants Table. The following table sets forth information on grants of stock options pursuant to the Company's 1995 Omnibus Stock Option Plan during the fiscal year ended June 30, 1996 to the Named Officer.

                                                    % OF TOTAL
                                                  OPTIONS GRANTED        EXERCISE OR
                                 OPTIONS          TO EMPLOYEES IN         BASE PRICE
        NAME                GRANTED (SHARES)        FISCAL YEAR          ($/SHARE)         EXPIRATION DATE
---------------------------------------------------------------------------------------------------------------
Donald F. Angle, M.D.           37,500(1)               9%                $ 5.78         February 1, 2001
                                70,000(2)              18%                $ 5.78         September 28, 2000

---------------

(1) On May 6, 1996, such option commenced vesting in eighteen equal monthly installments.

(2) On November 1, 1995, such option commenced vesting in eighteen equal monthly installments.

         Fiscal Year-End Options/Option Values Table.

                                            NUMBER OF SECURITIES UNDER-            VALUE OF UNEXERCISED IN-
                                             LYING UNEXERCISED OPTIONS              THE-MONEY OPTIONS AT
                                            OPTIONS AT FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
                                            ---------------------------          ----------------------------
NAME                                        EXERCISABLE   UNEXERCISABLE          EXERCISABLE    UNEXERCISABLE
----                                        -----------   -------------          -----------    -------------
Donald F. Angle . . . . . . . . . . . . .      35,277             72,223          $131,230        $268,670

---------------

(1) The dollar values are calculated by determining the difference between the exercise price of the options and the closing bid price for the Common Stock of $9.50 on June 28, 1996, the last trading day of the fiscal year.

        No employee of the Company receives any additional compensation for his services as a director. Non-management directors receive no salary for their services as such, although the Company pays reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors and a fee of $500 per meeting attended.

        The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees other than the Company's Option Plan and a 401(k) Plan recently adopted, but not yet effective, but the Board of Directors may recommend one or more such programs for adoption in the future.

        Employment Agreement. The Company has entered into an employment agreement with Dr. Angle which provides for a five-year term that commenced January 1, 1996, with a right on the part of the Company to extend the agreement for additional one-year periods. The employment agreement calls for Dr. Angle to receive a salary of a minimum of $135,000 in the first year of employment, $180,000 in the second year of employment, and $180,000 in each year thereafter, subject to increase upon agreement of the Compensation Committee of the Board of Directors. Effective July 1, 1996, the Board of Directors increased Dr. Angle's compensation to $180,000. The employment agreement for Dr. Angle also contains bonus provisions which empower the Compensation Committee to grant bonuses to Dr. Angle based upon his performance, the overall performance of the Company and its financial condition. In addition, if Dr. Angle is employed by the Company in any capacity, or if the Physician's Group is contracted to the Company, as of July 1, 1997, Dr. Angle is to receive a one-time bonus of $45,000 as of such date. If the agreement is terminated between December 31, 1996 and July 1, 1997 by either party, Dr. Angle is to receive a severance payment of $45,000. The agreement requires him to devote his full business time to the Company, may be terminated by the Company for "cause" (as defined in the agreement), and prohibits him from competing with the Company for two years following termination of the agreement.

        The employment agreement for Dr. Angle contains provisions which provide that, upon the occurrence of a "triggering event" (defined to include a change in ownership of 80% or more of the outstanding shares of the Company, a merger of the Company into another corporation, or a liquidation of the Company) during the period that he is acting as an officer of the Company or for up to one year after acting in such capacity, Dr. Angle will receive a lump sum payment equal to 2.9 times the last year's base pay in the event of termination other than for just cause.

COMMITTEES OF THE BOARD

        The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. The Compensation Committee is composed of Messrs. Luikart, Edwards and Willetts. The Audit Committee is also composed of Messrs. Luikart, Edwards and Kennedy. No member of either committee is a former or current officer or employee of the Company.

        The Compensation Committee held three meetings in fiscal year 1996. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's Option Plan.

        The Audit Committee held three meetings in fiscal year 1996. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by both the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

BOARD AND COMMITTEE ATTENDANCE

        In fiscal year 1996, the Board of Directors held six meetings. All directors attended more than 75% of the aggregate of board and committee meetings held during fiscal year 1996.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE DIRECTOR NOMINEES IDENTIFIED ABOVE.


                       II. PROPOSAL TO APPROVE AMENDMENTS
                     TO THE 1995 OMNIBUS STOCK OPTION PLAN

        The Company's 1995 Omnibus Stock Option Plan (the "Stock Option Plan" or "Plan") was adopted effective January 1, 1995 and amended effective December 1, 1995. The Board of Directors feels that the Stock Option Plan has proved to be of substantial value in stimulating the efforts of employees and increasing their ownership stake in the Company. In light of the Company's continued growth, the number of shares remaining for issuance under the Stock Option Plan is insufficient to provide adequately for participation by the increased number of eligible employees, directors and consultants to whom the Compensation Committee would consider granting options during the forthcoming fiscal year. The Board of Directors has adopted an amendment to the Stock Option Plan to increase the number of shares available for issuance under the Stock Option Plan by an additional 600,000 shares of Common Stock. The proposed amendment to the Stock Option Plan also contains certain changes which the Board of Directors believes are appropriate in response to recent changes to the federal securities regulations which govern the Plan.

        The provisions of the existing Plan, as well as the proposed amendments thereto, are summarized below. A copy of the Plan containing the proposed amendments thereto is attached hereto as Exhibit A.

SUMMARY OF PLAN

        The Option Plan provides for the granting of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and stock appreciation rights ("SARs"), up to a maximum number of 440,875 shares. Nonqualified stock options may be granted to employees, directors and advisors of the Company, while Incentive Stock Options may be granted only to employees. No options may be granted under the Option Plan subsequent to December 31, 2004.

        The Option Plan is administered by the Compensation Committee of the Board of Directors, which determines the terms and conditions of the options and SARs granted under the Option Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Messrs. Luikart, Edwards and Willetts are currently the members of the Compensation Committee.

        The exercise price of all Incentive Stock Options granted under the Option Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. In the case of an optionee who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price of Incentive Stock Options shall be not less than 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the Option Plan shall be determined by the Compensation Committee, but shall not be less than 85% of the fair market value of the Common Stock. The term of all nonqualified stock options granted under the Option Plan may not exceed ten years and the term of all incentive stock options may not exceed five years. The Option Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

        The Option Plan provides the Board of Directors or the Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or consulting relationship with the Company, all unvested options terminate and are no longer exercisable. Vested options shall remain exercisable for a specified period of time following the termination date. The length of such extended exercise period generally ranges from 60 days to one year, depending on the nature and circumstances of the termination.

        The Option Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation or the sale of substantially all of the Company's assets, any outstanding unexercised option shall become exercisable at any time prior to the effective date of such agreement. Upon the consummation of the merger or sale of assets, such options shall terminate unless they are assumed or another option is substituted therefor by the successor corporation.

        The Option Plan provides the Board of Directors or the Compensation Committee discretion to grant SARs in connection with any grant of options. Upon the exercise of a SAR, the holder shall be entitled to receive a cash payment in an amount equal to the difference between the exercise price per share of options then exercised by him and the fair market value of the Common Stock as of the exercise date. The holder is required to exercise options covering twice the number of shares which are subject to the SAR so exercised. SARs are not exercisable during the first six months after the date of grant, and may be transferred only by will or the laws of descent and distribution.

        As of June 30, 1996, a total of 399,500 nonqualified and Incentive Stock Options were outstanding, each with an exercise price of $5.25 (except in the case of Dr. Angle, whose exercise price is $5.78). Also as of June 30, 1996, there were no SARs outstanding. All such options vest over a period of 18 months commencing generally two to six months from the date of grant.

SUMMARY OF AMENDMENTS

        The Board of Directors proposes to amend the Plan by making an additional 600,000 shares of Common Stock available for grant. Assuming adoption of the amendment, a total of 1,040,875 shares of Common Stock would be available under the Plan.

        The Board of Directors also proposes that the Plan be amended and restated in response to certain changes made to Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended. The changes to Rule 16b-3 were announced by the Securities and Exchange Commission in May 1996, and became effective as of November 1, 1996. The changes to Rule 16b-3 are designed to simplify administration of stock option plans. Consistent with the changes to Rule 16b-3, the proposed amendment provides for the following:

        (i) The Compensation Committee may consist of two or more members rather than three or more members, as currently required. Members of the Compensation Committee are eligible to receive options or other awards granted under the Plan;

        (ii) Options or other awards granted under the Plan to persons subject to Section 16(b) will be subject to a six-month holding period only if the Committee does not approve such grant in advance; and

        (iii) The Plan may be amended by the Board of Directors from time to time without shareholder approval; provided, however, that certain material changes to the Plan specified in Rule 16b-3 will continue to require shareholder approval.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO AND RESTATEMENT OF THE 1995 OMNIBUS STOCK OPTION PLAN TO PERMIT THE ISSUANCE OF AN ADDITIONAL 600,000 SHARES PURSUANT TO THE PLAN, AND TO SIMPLIFY ADMINISTRATION OF THE PLAN IN THE MANNER DESCRIBED ABOVE.



                          III.  SELECTION OF AUDITORS

        The firm of Ehrhardt Keefe Steiner & Hottman P.C. has examined the financial statements of the Company for the period from July 1, 1993 to June 30, 1996. Subject to shareholder approval, Ehrhardt Keefe Steiner & Hottman P.C. has been re-appointed by the Board of Directors to serve as the Company's independent auditors for the ensuing fiscal year. Representatives of Ehrhardt Keefe Steiner & Hottman P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if it is their desire to do so, and will be available to respond to appropriate questions from shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EHRHARDT KEEFE STEINER & HOTTMAN P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market, Inc. and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file, or late filing, of such reports. Based solely on the Company's review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representations with respect to filing of such Forms, the Company is not aware of any failure to file, or late filing, of any such reports due through the most recent fiscal year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In connection with the transactions described below, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. However, in each instance described below, the disinterested directors reviewed and unanimously approved the fairness and reasonableness of the terms of the transactions. The Company believes that the transactions described below were fair and reasonable to the Company on the basis that such transactions were on terms at least as favorable as could have been obtained from unaffiliated third parties. The transactions between officers and directors of the Company, on the one hand, and the Company, on the other, have inherent conflicts of interest.

        Prior to their acquisition by the Company, all of the outstanding shares of capital stock of EOPS were owned equally by Donald F. Angle, M.D., Chairman of the Board and President, Jan Kohout, M.D., then a director and stockholder of the Company, and Dennis M. Sullivan, M.D., a stockholder of the Company. Pursuant to the terms of an Exchange Agreement (the "EOPS Exchange Agreement") entered into in July 1992 by and among the Company, Dr. Angle, EOPS and Drs. Kohout and Sullivan, each of the latter two individuals exchanged all of the shares of EOPS held by him for (i) 67,827 shares of Common Stock of the Company, (ii) the right to payment to him of an aggregate of $80,000, constituting the payment of $48,000 of outstanding indebtedness from EOPS and a bonus of $32,000, (iii) the right to a grant (the "Contingent Stock Grant") of 4,239 shares of Common Stock of the Company each time a new facility is opened by the Company in Dallas/Fort Worth metroplex, and (iv) the right to 2.5% of gross revenues from facility services rendered in all Dallas/Fort Worth metroplex Company facilities or $8,000 per month, whichever is greater (the "Contingent Revenue Payment"). The right to Contingent Stock Grants will terminate by its terms on the date of this Prospectus. The right to Contingent Revenue Payments payable to Drs. Kohout and Sullivan ceased in August 1994 and March 1995, respectively, pursuant to the terms of the EOPS Exchange Agreement. The Company paid Drs. Kohout and Sullivan the Contingent Revenue Payment due in the amount of $60,000 in the 1996 fiscal year, and has issued 16,957 shares of Common Stock required to satisfy the Contingent Stock Grants.

        Dale W. Willetts, a director and stockholder of the Company, has assisted the Company in procuring lease financing to obtain medical equipment and has received commissions from providers of capital leasing funds as compensation for these services. Mr. Willetts will continue to offer similar services to the Company and its subsidiaries in the future and will receive commissions from providers of such funding in the amount of between 5% and 10% of the amount of each transaction. The Company believes that the compensation received by Mr. Willetts in these lease transactions is comparable to that which would be paid by the providers of such funding to unaffiliated third parties.

        John P. Kennedy, a director and stockholder of the Company, entered into a consulting agreement with EOPS in March 1992, which agreement was subsequently assumed by the Company, pursuant to which Mr. Kennedy provided investment banking services to the Company for a three year term. Under the consulting agreement, Mr. Kennedy was entitled to receive $14,000 upon completion of a private offering for four months of consulting services rendered prior to that time and was to receive $3,500 per month through November 1995, the termination date of the consulting agreement pursuant to its terms. Through February 1996, Mr. Kennedy was owed $84,500 in consulting fees which were paid in the year ended June 30, 1996.

        In March 1992, Messrs. Kennedy and Willetts entered into an agreement, as amended (the "Capital Agreement") with EOPS, pursuant to which they were required to assist the Company in raising equity capital in a 1992 private offering, which was concluded in July 1993. Pursuant to the terms of the Capital Agreement, Messrs. Kennedy and Willetts purchased an aggregate of 355,074 shares of Common Stock and were granted certain anti-dilution rights. In November 1995, the Company and Messrs. Kennedy and Willetts executed an amendment to the Capital Agreement pursuant to which each of Messrs. Kennedy and Willetts agreed to the issuance of 53,356 shares of Common Stock of the Company (or an aggregate of 106,712 shares of Common Stock) as a full satisfaction of the shares of Common Stock issuable to such persons pursuant to the terms of the anti-dilution provisions of the Capital Agreement.

        All of the physicians working at facilities owned and managed by the Company are independent contractors of The Physician Group, a Texas professional association. Dr. Angle is the sole stockholder of The Physician Group. The Physician Group has independent contractor physician agreements in effect for every physician working in a Company facility. Although The Physician Group has not received any notice from the Internal Revenue Service which questions the characterization of physicians affiliated with The Physician Group as independent contractors, The Physician Group voluntarily changed the status of such physicians from independent contractors to employees effective January 1, 1996. Prior to the execution of the Practice Management Agreement (the "Practice Management Agreement"), the Company compensated The Physician Group for the services of the physician independent contractors pursuant to an oral agreement. In November 1995, the Company entered into the Practice Management Agreement with The Physician Group, the terms of which are substantially identical to the terms of the oral agreement under which the Company and The Physician Group previously operated.

        In July 1991, the Company entered into a lease agreement with Rockford Industries for the lease of certain office, computer and medical equipment. Dr. Angle personally guaranteed the equipment lease and, upon its modification in January 1995, again guaranteed the lease agreement as modified. Dr. Angle received no compensation from the Company for providing such guarantees.

        In September 1995, the Company entered into a loan agreement with Regions Bank of Louisiana, for borrowings in the amount of $53,000. This loan accrued interest at the Regions Bank of Louisiana prime rate, and required payment of principal and interest in six months. This loan was secured by certificates of deposit pledged by all of the directors of the Company and the personal guarantee of Dr. Angle. Dr. Angle was not compensated by the Company for providing such guarantee. The loan was repaid in November 1995.

        Subsequent to September 30, 1995, Dr. Angle was indebted to the Company in the amount of approximately $15,000. This indebtedness represents amounts advanced in the normal course of business for travel and related costs. The indebtedness is evidenced by an unsecured non-interest bearing promissory note due on demand.

        The Company has adopted a policy that future transactions between the Company and its officers, directors and 5% or more stockholders are subject to approval by a majority of the disinterested directors of the Company. Any such transactions will be on terms believed to be no less favorable than could be obtained from unaffiliated parties.

                                 ANNUAL REPORT

        The Annual Report to Shareholders for the fiscal year ended June 30, 1996 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy.

A COPY OF THE ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, THE COMPANY DOCTOR, 5215 NORTH O'CONNOR BOULEVARD, IRVING, TEXAS 75039.


                             SHAREHOLDER PROPOSALS

        Shareholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending June 30, 1997 must do so by sending the proposal and supporting statements, if any, to the Company no later than July 1, 1997. Such proposals should be sent to the attention of the Corporate Secretary, The Company Doctor, 5215 North O'Connor Boulevard, Irving, Texas 75039.


                                 OTHER MATTERS

        Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                                   EXHIBIT A

                               THE COMPANY DOCTOR
                              AMENDED AND RESTATED
                           OMNIBUS STOCK PLAN OF 1995


1.   PURPOSE

     The purpose of this Plan is to promote the interest of the Corporation and its shareholders and the Corporation's success by providing a method whereby a variety of equity-based incentive and other Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants who, in the course of their business activities, direct a significant amount of business to the Corporation.

2.   DEFINITIONS

     A. "AWARD" means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

     B. "AWARD NOTICE" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

     C.    "BOARD OF DIRECTORS" means the Board of Directors of the
Corporation.

     D.    "CODE" means the Internal Revenue Code of 1986, as amended.

     E. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than three members of the Committee. The Committee will be composed in a manner such that the Plan will qualify under Rule 16b-3 with regard to Awards to persons who are subject to Section 16 of the Exchange Act. If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board of Directors, and all references herein to the Committee shall refer to the Board of Directors. If at any time the Committee has fewer than two members or the Committee otherwise ceases to exist, then the Plan shall be administered by the Board of Directors, and all references herein to the Committee shall refer to the Board of Directors.

     F. "COMMON STOCK" means Common Shares of the Corporation, $.01 par value.

     G. "CONSULTANT" means any individual who renders services directly to the Corporation or to the Corporation's customers as defined and designated from time to time by the Committee.

     H.    "CORPORATION" means The Company Doctor.

     I.    "DIRECTOR" means a member of the Board of Directors.

     J. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     K. "FAIR MARKET VALUE" means, on any date, the average of the high and low sales prices of the Common Stock on the principal national securities exchange, which includes the National Association of Securities Dealers Automated Quotation System (NASDAQ), on which such Common Stock is listed or admitted to trading or if not traded on that date, then on the date last traded; or if such Common Stock is not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on any other system of NASDAQ or such other market in which such prices are regularly quoted; or if there have been no published bid or asked quotations, the Committee shall, in good faith and in accordance with Section 422 of the Code, establish the method for determining the Fair Market Value of the Common Stock.

     L. "EMPLOYEE" means any employee of the Corporation or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Corporation.

     M. "PARTICIPANT" means any individual to whom an Award is granted under the Plan.

     N. "PERFORMANCE SHARE" means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

     O. "PERFORMANCE UNIT" means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

     P. "PLAN" means this Plan, which shall be known as The Company Doctor 1995 Omnibus Stock Plan.

     Q. "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as amended effective November 1, 1996, or any successor rule.

     R. "SUBSIDIARY" means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body.

     S. "UNIT" means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

3.   ADMINISTRATION

     A. The Plan shall be administered by the Committee. The Committee shall have the authority to:

           (i)   construe and interpret the Plan;

           (ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

           (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of employees and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the vesting or duration of Awards, and the designation of stock options as incentive stock options or non-qualified stock options;

           (iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

           (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards;

           (vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit; and

           (vii) approve in advance each particular Award to be granted hereunder in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

     B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under
Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

     C. The Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

4.   ELIGIBILITY

     A.    Any Employee is eligible to become a Participant in the Plan.

     B. Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

     C. Consultants who are not Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

5.   SHARES AVAILABLE

     A. Subject to Section 16 of the Plan, the maximum number of shares of Common Stock available for Award grants (including incentive stock options) shall be 1,040,875. Notwithstanding the foregoing sentence, the maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to Section 10 may be limited by the Committee.

6.   TERM

     The Plan shall become effective on January 1, 1995, subject to the approval of the Plan by the Corporation's stockholders not later than the 1995 annual meeting of shareholders, and shall continue in effect until December 31, 2004.

7.   AWARDS TO NON-EMPLOYEE DIRECTORS

     Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

           (i) The exercise price shall be equal to 100% of the Fair Market Value of the underlying Shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 9.B.(ii) of the Plan;

           (ii)  The term of the options shall be ten (10) years;

           (iii) The options shall be exercisable beginning six months after the date of the grant; and

           (iv)  The options shall be subject to Section 14 of the Plan.

8.   AWARDS TO CONSULTANTS

     Consultants shall receive Awards in accordance with the following terms:

     A.    No Awards of incentive stock options shall be made to Consultants.

     B. Awards of non-qualified stock options to such Consultants shall be subject to the following terms:

           (i) The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B(ii) and (iii) of the Plan;

           (ii)  The term of the options shall be ten (10) years;

           (iii) The options shall be exercisable beginning six months after the date of the grant; and

           (iv)  The options shall be subject to Section 14 of the Plan.

9.   STOCK OPTIONS

     A. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422A of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

     B. Subject to Section 9.C. relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

           (i) The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

           (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

           (iii) Promissory notes given as payment of the exercise price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the optionee shall give such security as the Committee deems necessary to ensure full payment.

           (iv) The term of an option may not be greater than ten (10) years from the date of the grant.

           (v) Neither a person to whom an option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such option unless and until such person has exercised the option.

     C. The following special terms shall apply to grants of incentive stock options:

           (i) Subject to Section 9.C.(iii) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

           (ii) No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of the grant.

           (iii) No incentive stock option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

           (iv) Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to Section 422A of the Code, or any successor statute.

10.  RESTRICTED STOCK

     A.    Awards may be granted in the form of restricted stock.

     B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.

     C. Restricted stock awards shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

     D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a shareholder while such shares continue to be subject to restrictions.

11.  PERFORMANCE UNITS AND PERFORMANCE SHARES

     A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and
(ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.

     B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

     C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Awards.

12.  STOCK APPRECIATION RIGHTS

     A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

     B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant.

     C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation's quarterly summary statement of sales and earnings is released to the public and (ii) ends on the 12th business day following such date. This Section 12.C shall not apply if the exercise occurs automatically on the date when a related stock option expires.

     D. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.

13.  DEFERRAL OF AWARDS

     At the discretion of the Committee, payment of an Award, dividend equivalent, or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

14.  EXERCISE OF STOCK OPTIONS UPON TERMINATION OF EMPLOYMENT OR SERVICES.

     A. Options granted under Section 7 and 9 shall be exercisable upon the Participant's (i.e., Non-Employee Directors or Employees) termination of service within the following periods only. The definition of termination of service applicable to Consultants shall be defined and determined by the Committee in its sole discretion. Subject to Section 22, stock options granted to other Participants may permit the exercise of options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

           (i) If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

           (ii) If on account of retirement (as defined from time to time by Corporation policy), stock options may be exercised within 3 months of such termination.

           (iii) If on account of resignation, options may be exercised within one (1) month of such termination.

           (iv) If for cause (as defined from time to time by Corporation policy), no unexercised option shall be exercisable to any extent after termination.

           (v) If on account of disability or leave of absence for the purpose of servicing the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

           (vi) If for any reason other than death, retirement, resignation, cause, or disability, options may be exercised within three
                 (3) months of such termination.

     B. An unexercised option shall be exercisable only to the extent that such option was exercisable on the date the Participant's employment or service terminated. Notwithstanding the foregoing, and except as provided in Section 14.A. above, terms relating to the exerciseability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

     C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

15.  NONASSIGNABILITY

     The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution. During the lifetime of the person to whom a stock option or similar right (including a stock appreciation right) is granted, such person alone may exercise it. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

16.  ADJUSTMENT OF SHARES AVAILABLE

     The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17.  PAYMENT OF WITHHOLDING TAXES

     As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation also may deduct such withholding taxes from any Award paid in cash.

18.  AMENDMENTS

     The Board of Directors shall have the authority to amend the Plan from time to time without Shareholder approval, provided however, that the adoption of any such amendment shall be permitted by Rule 16b-3. Rights and obligations under any Award granted before any amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

19.  REGULATORY APPROVALS AND LISTINGS

     Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

20.  NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

21.  NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

     No Participant shall have any rights as a shareholder of the Corporation until he acquires an unconditional right under an Award to have shares of Common Stock issued to him. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

22.  SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16

     A. Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act who receive an Award prior to January 30, 1997, except in the case of death or disability:

           (i) Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant; and

           (ii) At least six (6) months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

     B.    The restrictions contained in paragraphs A(i) and (ii) of this
Section 22 shall also apply to any Award made on or after January 30, 1997, to a person subject to Section 16 of the Exchange Act without the advance approval of the Committee in the manner described in paragraph 3A(vii) above. Such restrictions shall be applied and construed in a manner which will cause the Award to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3.

23.  INDEMNIFICATION

     In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

24.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of Texas.

                               THE COMPANY DOCTOR

        ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 30, 1997


         KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of The Company Doctor (the "Company") hereby constitutes and appoints Donald F. Angle, M.D., as attorney and proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held January 30, 1997, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated December 9, 1996, receipt of which is acknowledged.

1. TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT MESSRS. DONALD F. ANGLE, M.D., CARL S. LUIKART, M.D., THOMAS J. EDWARDS, JOHN P. KENNEDY, DALE
       W. WILLETTS, W. HOWARD HAUN AND STEPHEN W. CAVANAUGH AS DIRECTORS TO HOLD OFFICE FOR ONE-YEAR TERMS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

            [ ]    FOR ELECTION OF ALL NOMINEES

            [ ]    WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

            [ ] TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE THROUGH THE NOMINEE'S NAME BELOW (FOR ELECTION OF NOMINEES WHOSE NAMES ARE NOT STRUCK THROUGH:

                   DONALD F. ANGLE, M.D.
                   CARL S. LUIKART, M.D.
                   THOMAS J. EDWARDS
                   JOHN P. KENNEDY
                   DALE W. WILLETTS
                   W. HOWARD HAUN
                   STEPHEN W. CAVANAUGH

2. TO CONSIDER AND ACT UPON A PROPOSAL TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE COMPANY'S 1995 OMNIBUS STOCK OPTION PLAN TO (I) PERMIT THE ISSUANCE OF AN ADDITIONAL 600,000 SHARES OF COMMON STOCK PURSUANT TO THE PLAN, AND (II) TO SIMPLIFY ADMINISTRATION OF THE PLAN IN ACCORDANCE WITH REVISIONS TO SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

            [ ]    FOR PROPOSAL

            [ ]    AGAINST PROPOSAL

            [ ]    ABSTAIN

3. TO RATIFY THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN P.C. AS AUDITORS OF THE COMPANY.

            [ ]    FOR RATIFICATION

            [ ]    AGAINST RATIFICATION

            [ ]    ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.

            [ ]    AUTHORIZED TO VOTE

            [ ]    ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSALS 2 AND 3 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 4 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


 Dated:
        -------------------         --------------------------------------------
                                         Signature
 Dated:
        -------------------         --------------------------------------------
                                         Signature if held jointly

    If this Proxy is not dated, the Proxy will be deemed to bear the date the form was mailed to the shareholder.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING BUT WOULD LIKE TO VOTE, YOU MAY MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY TO THE COMPANY'S TRANSFER AGENT, CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT 2 BROADWAY, 19TH FLOOR, NEW YORK, NEW YORK 10004.